UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, DC 20549

                                        FORM 8-K

                                     CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported): May 13, 2008
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                                RIVIERA HOLDINGS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


Nevada                           000-21430                      88-0296885
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(State or Other Jurisdiction    (Commission    (IRS Employer of Incorporation)
                                File Number)             Identification No.)


     2901 Las Vegas Boulevard South, Las Vegas, Nevada 89109
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         (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code (702) 794-9527
                                                        --------------

                                         N/A
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (c) Effective May 12, 2008, Phillip B. Simons, 45, commenced employment with Riviera Holdings Corporation (the "Company") pursuant to which Mr. Simons will serve as the Company's CFO and as the Vice President - Finance, and CFO of the Company's wholly-owned subsidiary, Riviera Operating Corporation. Mr. Simons fills these positions vacated by Mr. Mark Lefever, who left the Company on March 31, 2008. The material terms of Mr. Simons employment, are as follows:

         o        base salary:      $175,000;

         o eligibility for an award at the $75,000 level under the Company's Incentive Compensation Program (the "Program") if the Program's 2008 financial targets are met, but prorated for the portion of 2008 during which Mr. Simons is employed with the Company;

         o        moving and health insurance expense reimbursements; and

         o monthly car allowance of $500 plus certain expense reimbursements.


         Since 1996, Mr. Simons, a certified public accountant, has been responsible for the finance divisions at various large resorts and casinos. Most recently, he was VP of Finance for Wheeling Island Gaming, a casino owned by Delaware North Gaming and Entertainment in Wheeling, West Virginia. Prior to his employment with Wheeling Island Gaming, Mr. Simons served as Acting Vice President and Consultant for Destination Hotels and Resorts. During the five-year period preceding his consulting position with Destination Hotels and Resorts, Mr. Simons was the Director of Finance for various resorts and casinos including: Wyndham International - El Conquistador Resort and Casino of Puerto Rico, a resort previously owned by Wyndham Resorts International and acquired by The Blacksone Group; Radisson Aruba Resort and Casino owned by Carlson Hospitality Worldwide; Resort at Squaw Creek and Vail Cascade Resort and Spa, properties owned by Destination Hotels and Resorts; and Villa Del Palmar Resort and Spa of Mexico, owned by The Villa Group.

         Prior to his positions in the hospitality and gaming industry, Mr. Simons was in the audit and business advisory group with Coopers & Lybrand, Trinity Financial, and Petersen Consulting LP. He is a member of the Delaware Society of Certified Public Accountants. Mr. Simons also holds an M.B.A. from University of Redlands and a B.A. in Business Administration from Point Loma Nazarene University.



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                          SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  RIVIERA HOLDINGS CORPORATION
                                             (Registrant)

Date:    May  13, 2008
                                  By:        /s/ Tullio J. Marchionne
                                             ----------------------------------
                                  Name:    Tullio J. Marchionne
                                  Title:   Secretary and General Counsel